Exhibit 99.1

October 21, 2011

Sino Agro Food, Inc. Discusses SAIC Filings and Provides Corporate Update

GUANGZHOU, China, October 21st, 2011 — Sino Agro Food, Inc. (OTC Markets: SIAF.PK), an emerging integrated, diversified agriculture technology and organic food company with subsidiaries operating in the Peoples Republic of China, deems it prudent and in the best interests of its shareholders to provide the marketplace with a discussion and clarification with regards to the Company’s filings with the State Administration for Industry & Commerce (SAIC) in the Peoples Republic of China.

Management has recently been made aware that the Company may become the target of a negative campaign based on the premise that the Company’s SAIC filings do not correlate with the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). In accordance with Company policy to protect its shareholder interests, we feel it necessary to preempt these sub-par analyses interwoven with charges of non-compliance made against the Company.

To substantiate facts, the Company is pulling its SAIC filings and will make them publicly available to shareholders, upon request. Reasons for discrepancies between SAIC filings and SEC filings are numerous; however, this release addresses the most material and important of reasons.

The Company's main office in the Guangzhou Province is registered as a representative office, and is not, according to PRC law, required to submit annual financial statements to the SAIC, although we are required to file financial statements related to our Guangzhou office’s Chinese related expenses with the State Administration of Taxation (“SAT”). Therefore, no comprehensive organizational or consolidated financial statements are ever filed with the SAT, or with the SAIC, and as a result, the SAIC reports do not contain the level of detail or updated financial statements that are contained in our audited and non-audited consolidated US SEC financial reports.

In addition, many of the Company’s subsidiaries only very recently have been approved as sino joint venture companies, and subsequently no filings have been made for these subsidiaries with the SAIC or SAT. However, all revenue-generating subsidiaries have completed paid in capital requirements for formation and operation. These actions have been appropriately documented in the Company's filings with the SEC.

The Company acknowledges discrepancies in its SAIC filings dated January 13th, 2010 regarding SanJiang A Power (“SJAP”) in Xining, China. For this particular reported period, there were many sales tax exemption coupons, construction tax exemption coupons, development tax exemptions as well as government incentive grant coupons that had not been fully processed at the time of filing with the SAIC. To avoid taxation complications, and because the SAIC is not a per se regulatory agency like the SEC, SJAP filed this financial report mainly for the purpose of establishing company operations. Another of the Company's subsidiaries has similar discrepancies due to tax exemption status as an agriculture Company.

With respect to our 2011 reports to be filed with the SAIC, our subsidiaries’ tax exemptions and allowances for differences between U.S. GAAP and China’s Accounting Standards for Business Enterprises (ASBEs) will be current and incorporated, and will more closely resemble those filed with the SEC. The Company acknowledges the concerns over these discrepancies, and will work diligently to ensure complete financial accuracy and congruity between such financial statements and the financial statements contained in our audited and non-audited SEC filings.

Mr. Solomon Lee, Chief Executive Officer of the Company, stated, "I want to personally assure our shareholders that everything is in order with our filings with SAIC and that there are reasonable explanations as to why they may not currently match our filings with the SEC. We have identified the site that intends to release this information and for now will give them a chance to get the facts correct before publishing false information. Neither myself, nor our investor relations team has been contacted regarding this matter by any of these outside parties who may be responsible for future false reports in this vein. We find it extremely unprofessional and reckless, that such a website that proclaims to pride itself on providing investors information, would release such false and defamatory information to the public without first contacting the Company to check facts. It is a disservice to our shareholders and the general investment public, and may be part of an agenda unrelated to providing investors information"

Corporate Update

Due to the close proximity of the release of third quarter financials, management has decided to cancel the previously announced conference call and will instead host a conference call upon the release of third quarter financials on or before November 15th, 2011. The Company intends to adopt a quarterly conference call schedule based on release of its financial reports in the future.

The Company has filed an updated Corporate presentation with the SEC at http://www.sec.gov/Archives/edgar/data/1488419/000114420411055719/v236222_ex99-2.htm

The Company also recently released a short video documentary covering operations at http://www.sinoagrofood.com/?q=content/investor-relations

ABOUT SINO AGRO FOOD, INC.

Sino Agro Food, Inc. (“SIAF”) (http://www.sinoagrofood.com) and (http://www.siafchina.com) is an integrated, diversified agricultural technology and organic food company focused on developing, producing and distributing agricultural products in the Peoples Republic of China. The Company intends to focus on meeting the increasing demand of China’s rising middle class for gourmet and high-quality food items. Current lines of business include the manufacture and distribution of beef and lamb products, fish products, bio-organic fertilizer, stock feed and cash crops.

Not a Broker/Dealer or Financial Advisor

Sino Agro Food, Inc. is not a Registered Broker/Dealer or a Financial Advisor, nor does it hold itself out to be a Registered Broker/Dealer or Financial Advisor. All material presented in this press release, on the Company’s website or other media is not to be regarded as investment advice and is only for informative purposes. Readers should verify all claims and conduct their own due diligence before investing in Sino Agro Food, Inc. Investing in small-cap, micro cap and penny stock securities is speculative and carries a high degree of risk.

No Offer of Securities

None of the information featured in this press release constitutes an offer or solicitation to purchase or to sell any securities of Sino Agro Food, Inc.

FORWARD LOOKING STATEMENTS

This release contains certain “forward-looking statements” relating to the business of SIAF and its subsidiary companies, which can be identified by the use of forward-looking terminology such as “believes, expects” or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on SIAF’s current expectations and beliefs concerning future developments and their potential effects on SIAF. There can be no assurance that future developments affecting SIAF will be those anticipated by SIAF. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. SIAF undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Sino Agro Food, Inc.
CEO Mr. Solomon Lee
Phone: 86-20-22057860
info@siafchina.com

Investor Relations (US and Europe)
Mr. Chad Sykes
Chad.Sykes@sinoagrofood.com